EXHIBIT 32.1.
                  Certification of Principal Executive Officer
                           Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)


I, Ed Bailey, Chief Executive Officer of LightTouch Vein & Laser, Inc. (the "Registrant") do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, based upon a review of the Annual Report on Form 10-KSB for the period December 31, 2006 of the Registrant, as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

 (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
 (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                        By:/s/ Ed Bailey
                                         -------------------------------
                                        Ed Bailey
                                          Chief Executive Officer

November 2, 2007

 * A signed original of this written statement required by Section 906 has been provided to LightTouch Vein & Laser, Inc. and will be retained by LightTouch Vein & Laser, Inc. and furnished to the Securities Exchange Commission or its staff upon request.